UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CO-DIAGNOSTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CO-DIAGNOSTICS, INC.

2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at [9:00 A.M.] (Mountain Time) on [*], [*], 2026

Notice is hereby given that Co-Diagnostics, Inc. a Utah corporation (“we” or the “Company”) will hold a Special Meeting of Stockholders (the “Special Meeting”) on [*], [*], 2026 at [9:00 A.M.] (Mountain Time), at the Company’s offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109, for the following purposes:

1.	Approval of the potential exercise of the new warrants to purchase an aggregate of 3,404,724 shares of common stock, par value $0.001 per share (“common stock”) at an exercise price of $1.56 per share (collectively, the “New Warrants”) that we issued on August 3, 2026 pursuant to certain inducement agreement dated July 30, 2026 (the “Warrant Inducement Transaction”), for which stockholder approval is required in accordance with Nasdaq Listing Rule 5635(d) (the “Warrant Exercise Proposal”).

2.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of not less than 1-for-2 and not greater than 1-for-50, such final ratio to be determined by our Board at any time within twelve months from this Special Meeting, without further approval or authorization of our stockholders (the “Reverse Stock Split”), as described in the accompanying proxy statement (the “Reverse Stock Split Proposal”)

3.	To approve any adjournments or postponements of the Special Meeting or to transact such other business as may be properly brought before the Special Meeting (the “Adjournment Proposal”).

Only stockholders of record at the close of business on [*], 2026 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote will be available for examination at the Company’s principal executive offices for ten days prior to the meeting, as required under Utah Code §16-10a-720.

Whether or not you plan to attend the meeting, please promptly vote your shares by Internet, by telephone, or by signing, dating, and returning the enclosed proxy card so that your shares will be represented at the meeting.

You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Special Meeting.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in this Notice of Special Meeting of Stockholders and accompanying proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah
__, 2026

This Notice of Special Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about __, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Co-Diagnostics, Inc. Special Meeting of Stockholders to be held [*], 2026: The notice of Special Meeting of stockholders and Proxy Statement are available at www.proxyvote.com, and on the Investor Relations portion of our web site at https://codiagnostics.com/investors/.

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2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

This proxy statement (this “Proxy Statement”) is being furnished to holders of common stock, $0.001 par value per share (“common stock”), of Co-Diagnostics, Inc. (“Co-Diagnostics,” “the Company,” “we,” “our,” and “us”) of record as of the close of business on [*], 2026 (the “Record Date”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at the 2026 Special Meeting of Stockholders (the “Special Meeting”) to be held on [*], 2026 at [9:00 A.M.] (Mountain Time) at the Company’s offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109 or at any postponement or adjournment thereof. You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement (the “Proxy Statement”). However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or follow the instructions on your proxy card to submit your proxy.

Pursuant to Utah Code § 16-10a-720, the Company will make a stockholders’ list available for inspection upon request at the Company’s principal office at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109, Attn: Dan Bohrer, by any stockholder as of the Record Date or such stockholder’s agent or attorney, beginning [*], 2026, (two business days after notice of the meeting is given) continuing through the Special Meeting and any meeting adjournments thereof.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card. If you attend the Special Meeting in person, you may vote at the Special Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

Please read this Proxy Statement carefully then vote your shares promptly by telephone, by Internet or by signing, dating and returning your proxy card.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE SPECIAL MEETING

What is the purpose of the Special Meeting?

The Special Meeting is being held for the purpose of obtaining stockholder approval for the following proposals (the “Proposals”):

1.	Approval of the potential exercise of the new warrants to purchase an aggregate of 3,404,724 shares of common stock at an exercise price of $1.56 per share (collectively, the “New Warrants”) that we issued on August 3, 2026 pursuant to an inducement agreement dated July 30, 2026 (the “Warrant Inducement Transaction”), for which stockholder approval is required in accordance with Nasdaq Listing Rule 5635(d) (the “Warrant Exercise Proposal”).

2.	To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of not less than 1-for-2 and not greater than 1-for-50, such final ratio to be determined by our Board at any time within twelve months from this Special Meeting, without further approval or authorization of our stockholders (the “Reverse Stock Split”), as described in the accompanying proxy statement (the “Reverse Stock Split Proposal”)

3.	To approve any adjournments or postponements of the Special Meeting or to transact such other business as may be properly brought before the Special Meeting (the “Adjournment Proposal”).

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Who is entitled to vote?

Only our stockholders of record at the close of business on the Record Date for the meeting, [*], 2026, are entitled to vote at the Special Meeting. As of the close of business on [*], 2026, we had [*] shares of common stock issued and outstanding.

How many votes do I have?

Each share of our common stock that the stockholder owns as of [*], 2026, entitles the stockholder to one vote on the Proposals and any other matter that might properly come before the Special Meeting or any adjournment thereof.

Can I access the proxy materials electronically?

Yes. This Proxy Statement and the accompanying Special Report are available online at [www.proxyvote.com], the Company’s website https://codiagnostics.com/investors and on the SEC’s website at www.sec.gov.

How can I attend the Special Meeting?

The Special Meeting will be held at our offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109. Only stockholders of record as of [*], 2026, or their duly appointed proxies, may attend the Special Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All stockholders must check in at the registration desk at the Special Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer, you are considered the stockholder of record with respect to those shares, and we sent a Notice of Special Meeting and a printed set of the proxy materials, together with a proxy card, directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name,” and a Notice of Special Meeting and a set of the proxy materials, together with a voting instruction form, was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions in the Notice of Special Meeting and the voting instruction form you received.

How can I vote my shares?

The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold shares in “street name,” you are considered to be the “beneficial owner” of those shares.

Voting by Record Holders. If you are a record holder, you may vote by proxy prior to the Special Meeting or you may vote during the Special Meeting in person. If you are a record holder and would like to vote your shares by proxy prior to the Special Meeting, you have four ways to vote:

1.	By phone: [1-800-690-6903];

2.	By Internet: go to [www.proxyvote.com] or scan the QR Barcode on your proxy card;

3.	Vote by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717]; or

4.	In person: If you are a Record Holder you may vote your shares in person.

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Please note that Internet proxy voting will close at 11:59 P.M. (Eastern Standard Time) on [*], 2026. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Special Meeting.

Voting by beneficial owners of shares held in “street name.” If your shares are held in the name of a bank, broker or other holder of record (also known as “street name”), you have the right to direct your bank, broker or other nominee on how to vote your shares by using the voting instruction form provided to you by them, or by following their instructions for voting through the internet or by telephone. In order for your shares to be voted on all matters presented at the meeting, we urge all stockholders whose shares are held in street name by a bank, brokerage firm or other nominee to provide voting instructions to such record holder. You may vote shares held through your broker in person at the Special Meeting only if you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Special Meeting.

How are proxies voted?

All shares represented by valid proxies received prior to the Special Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting in person, on the Internet, by fax or by e-mail that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not attend and vote at the Special Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, then the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Co-Diagnostics or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which are then forwarded to our management.

Are the Proposals considered ‘‘routine’’ or ‘‘non-routine’’?

We believe that under applicable rules, Proposal No. 1 is considered a non-routine matter for which brokerage firms may not vote shares that are held in the name of brokerage firms without instructions from the beneficial owners. We believe that Proposal Nos. 2 and 3 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms, and which are not voted by the applicable beneficial owners. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If Proposal Nos. 2 and 3 are treated as routine matters as expected, we do not expect to receive any broker non-votes with respect to Proposal Nos. 2 and 3.

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Can I change my vote or revoke my proxy after I return my proxy card or vote online?

Any proxy may be revoked at any time before it is exercised by (1) filing an instrument revoking it with the Company’s Secretary, (2) submitting a duly executed proxy bearing a later date prior to the time of the Special Meeting, or (iii) casting a new vote via the Internet or by mail, in each case prior to the Special Meeting. Stockholders who have voted by proxy and who then attend the Special Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Special Meeting. We request that all such written notices of revocation to the Company be addressed to the Secretary of the Company prior to the Special Meeting at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

What constitutes a quorum and effect of Broker non-votes?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting for the transaction of any business. If a quorum is established, each stockholder entitled to vote at the Special Meeting will be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder as of the close of business on the Record Date.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions occur when shares present at the Special Meeting are marked “abstain.” A broker is entitled to vote shares held for a beneficial owner on “routine” matters, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. We believe Proposal No. 1 is a non-routine matter and Proposal Nos. 2 and 3 are routine matters. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present but have no effect on the outcome of the matters voted upon except where brokers can exercise discretion on “routine” matters. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Special Meeting.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining the presence of a quorum.

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to approve Proposals Nos. 1 to 3. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matters and will have no effect on the outcome of the Proposals.

What are the Board of Directors’ recommendations?

The Board of Directors recommends that you vote “FOR” each of Proposal Nos.1, 2 and 3.

What vote is required to approve the Proposals?

Proposal Nos. 1 through 3 each require the affirmative vote of a majority of votes cast.

Will abstentions and broker non-votes have an impact on the proposals contained in this Proxy Statement?

Abstentions and broker non-votes will be counted to determine whether there is a quorum present at the Special Meeting but will not be considered votes cast for voting purposes and thus will have no effect on any of the Proposals to be presented at the Special Meeting.

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Are dissenters’ rights available with respect to any of the Proposals?

Dissenters’ rights are not available with respect to any of the Proposals to be voted on at the Special Meeting.

Where can I find the voting results of the Special Meeting?

We intend to announce preliminary voting results at the Special Meeting and disclose final results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”) within four business days after the Special Meeting.

Who pays the cost for soliciting proxies by the Board of Directors?

We will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our officers and regular employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. To aid in the solicitation of proxies, we have retained the firm of Campaign Management, which will receive, in addition to the reimbursement of out-of-pocket expenses, a fee of approximately $10,000.00.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-888-725-4553

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

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PROPOSAL NO. 1

APPROVAL OF WARRANT EXERCISE PROPOSAL

We are seeking stockholder approval for the issuance of up to 3,404,724 shares of our common stock upon the exercise of the New Warrants issued on Augst 3, 2026, as contemplated by the Nasdaq Listing Rules.

Background

On July 30, 2026, the Company entered into an inducement agreement (the “Inducement Letter”) with certain holders (the “Holders”) of certain of the Company’s existing warrants to purchase up to an aggregate of 1,702,362 shares of the Company’s common stock originally issued on May 21, 2026, with a five-year term at an exercise price of $1.571 per share (the “Existing Warrants”). Pursuant to the Inducement Letter, the Holders agreed to exercise for cash the Existing Warrants to purchase an aggregate of 1,702,362 shares of the Company’s common stock at an exercise price of $1.571 per share in consideration of the Company’s agreement to issue new common stock purchase warrants (the “New Warrants”), to purchase up to an aggregate of 3,404,724 shares of our common stock (the “New Warrant Shares”) at an exercise price of $1.56 per share (the “Warrant Inducement”). The New Warrants are not exercisable until we obtain stockholder approval of the exercise of the New Warrants in accordance with applicable rules of Nasdaq. The Warrant Inducement was closed and the New Warrants issued on August 3, 2026 (the “Closing Date”).

We also agreed to file a registration statement on Form S-3 (or other appropriate form, including on Form S-1, if the Company is not then S-3 eligible) providing for the resale of the shares of common stock underlying the New Warrant (the “Resale Registration Statement”), as soon as practicable after the Closing Date (and in any event within thirty (30) calendar days of the date of the Inducement Letter), and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within sixty (60) calendar days following the date of the Inducement Letter (or within ninety (90) calendar days following the date of the Inducement Letter in case of “full review” of the Resale Registration Statement by the SEC) and to keep the Resale Registration Statement effective at all times until the earlier of such time that (i) no holder of the New Warrants owns any New Warrants or New Warrant Shares or (ii) the New Warrant Shares are eligible for sale under Rule 144 (assuming cashless exercise of the New Warrants), without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such New Warrant Shares and without volume or manner-of-sale restrictions. The Resale Registration Statement was filed on August 24, 2026 and declared effective by the SEC on September 1, 2026. In the Inducement Letter, the Company agreed not to issue any shares of common stock or common stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until August 31, 2026.

The New Warrants were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act. Each Holder has represented that it is an accredited investor as defined in Rule 501 of the Securities Act and has acquired such securities for their own account and has no arrangements or understandings for any distribution thereof.

Terms of the New Warrants

The New Warrants will be exercisable upon the receipt of stockholder approval of the exercise of the New Warrants in accordance with applicable Nasdaq rules and have a term of exercise equal to five years from the date of such stockholder approval. If a registration statement registering the resale of the shares of common stock underlying the New Warrants under the Securities Act, is not effective or available, the holder may, in its sole discretion, elect to exercise the New Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the New Warrants. No fractional shares of common stock will be issued upon the exercise of any New Warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

Fundamental Transaction. If a Fundamental Transaction (as defined in the New Warrants) occurs, then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the New Warrants with the same effect as if such successor entity had been named in the New Warrants itself. If holders of shares of common stock are given a choice as to the securities, cash or property to be received in such a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it would receive upon any exercise of the New Warrants following such a Fundamental Transaction. Additionally, as more fully described in the New Warrants, in the event of certain Fundamental Transactions, the holders of the New Warrants will be entitled to receive consideration in an amount equal to the Black Scholes Value (as defined in the New Warrants), on the date of consummation of such Fundamental Transaction.

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Stock Dividends and Splits. If at any time on or after the date of issuance there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving our common stock then in each case the exercise price shall be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of common stock outstanding immediately after such event, and the number of shares issuable upon exercise of the New Warrants shall be proportionately adjusted such that the aggregate exercise price of the Warrant shall remain unchanged.

Beneficial Ownership Limitations. A holder will not have the right to exercise any portion of the New Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the New Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to us with respect to any increase in such percentage.

The form of the Inducement Letter and the New Warrants were filed with the SEC on July 31, 2026.

Reasons for the Warrant Exercise Proposal

Our common stock is listed on Nasdaq and trades under the ticker symbol “CODX.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of an issuer prior to a private placement for less than the applicable Minimum Price.

After giving effect to the transactions contemplated by the Inducement Letter, including the closing thereof, the number of shares of the Company’s common stock issued and outstanding is 6,980,208. In order to comply with Nasdaq Listing Rule 5635(d), the New Warrants are not exercisable until stockholder approval is obtained.

Accordingly, we are seeking stockholder approval for the issuance of up to an aggregate of 3,404,724 shares of our common stock upon the exercise of the New Warrants. Effectively, stockholder approval of this Warrant Exercise Proposal is one of the conditions for us to receive up to approximately $5.31 million in gross proceeds upon the exercise of the New Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board of Directors is not seeking the approval of our stockholders to authorize our entry into or consummation of the Warrant Inducement, as the Warrant Inducement has already been completed. We are only asking for approval to issue up to an aggregate of 3,404,724 shares of common stock upon the exercise of the New Warrants.

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Potential Consequences if Proposal No. 1 is Not Approved

The failure of our stockholders to approve this Proposal No. 1 will mean that (i) we cannot permit the exercise of the New Warrants and (ii) may incur substantial additional costs and expenses as we are required to hold a special meeting of our stockholders every 90 days until the exercise of the New Warrants is approved. Each New Warrant has an initial exercise price of $1.56 per share. Accordingly, we may realize an aggregate of up to approximately $5.31 million in gross proceeds, if all the New Warrants were exercised for cash. While there can be no guarantee that the holders will choose to exercise the New Warrants, without stockholder approval of this Proposal No. 1, the New Warrants can never be exercised.

According to the Inducement Letter, if we do not obtain stockholder approval at the first meeting, the Company shall call a meeting every ninety (90) days thereafter to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the New Warrants are no longer outstanding. Accordingly, if we do not receive stockholder approval of this Proposal No.1, we will incur substantial additional costs and expenses to hold additional special meetings of stockholders until the exercise of the New Warrants is approved.

Potential Adverse Effects of the Approval of Proposal No. 1

If this Proposal No. 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the New Warrant Shares upon exercise of the New Warrants. Assuming the full exercise of the New Warrants, an aggregate of 3,404,724 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Required Vote

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for Proposal No.1. Broker non-votes and abstentions will not be counted as votes cast on the matters and will have no effect on the outcome of this Proposal No. 1.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF

THE WARRANT EXERCISE PROPOSAL.

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PROPOSAL NO. 2

APPROVAL OF REVERSE STOCK SPLIT PROPOSAL

Our Board has approved, and recommends that stockholders approve, an amendment to our Articles of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of not less than 1-for-2 and not greater than 1-for-50. If approved, the Board will have the discretion to select the exact ratio within that range, to determine the timing of the reverse stock split, and to effect the reverse stock split within twelve months from this Special Meeting, if at all.

The form of Articles of Amendment is attached as Appendix A (the “Reverse Stock Split Amendment”).

Even if stockholders approve the Reverse Stock Split Proposal, we reserve the right not to effect any Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of the Company and its stockholders. If this Reverse Stock Split Proposal is approved by the stockholders, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Stock Split within the ratios and during the period set forth above.

The Board’s decision as to whether and when to effect a Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, Nasdaq listing requirements, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.

Purpose

The Board approved the proposal approving the Reverse Stock Split Amendment for the following reasons:

●	the Board believes that a Reverse Stock Split is the best option available to the Company to increase its stock price should it be required for continued listing on The Nasdaq Capital Market;

●	the Board believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees; and

●	if a Reverse Stock Split successfully increases the per share price of the common stock, the Board believes this increase may increase trading volume in the common stock and facilitate future financings by the Company.

In evaluating a Reverse Stock Split, our Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, including, chiefly, maintaining a Nasdaq listing, and believes that increasing the per share market price of our common stock as a result of the Reverse Stock Split may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the Reverse Stock Split Proposal, our Board will be authorized to proceed with implementing the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the exact ratio of the split, our Board will consider a number of factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions, the Nasdaq listing requirements, the likely effect on the market price of our common stock, and our capitalization (including the number of shares of common stock issued and outstanding). Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Utah Division of Corporations not to effectuate the Reverse Stock Split. If the Board fails to implement the Reverse Stock Split before twelve months from the date that stockholder approval is obtained, if ever, further stockholder approval would be required prior to implementing any Reverse Stock Split.

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Effect of the Reverse Stock Split

A Reverse Stock Split, if approved by our stockholders and implemented by our Board, will be effected simultaneously for all outstanding shares of our common stock. A Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that a Reverse Stock Split results in any of our stockholders owning a fractional share. A Reverse Stock Split will not change the terms of our common stock and will not change the number of shares of capital stock authorized for issuance under our Articles of Incorporation. After a Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-Reverse Stock Split common stock will remain fully paid and non-assessable. A Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act. We anticipate that after the Reverse Stock Split, if implemented in accordance with Nasdaq rules, our common stock will continue to be listed on The Nasdaq Capital Market under the symbol “CODX.”

As of the effective time of a Reverse Stock Split, we will proportionately reduce the number of shares of common stock reserved for issuance under all outstanding options, restricted stock units, warrants, and other rights to acquire our common stock, and we will proportionately increase the exercise or conversion price of those securities. In addition, as of the effective time of the Reverse Stock Split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject of future grants under our 2015 Equity Incentive Plan (the “2015 Plan”) and our 2025 Equity Incentive Plan (the “2025 Plan”).

Assuming reverse stock split ratios of 1-for-2, 1-for-20, 1-for-40, and 1-for-50, which reflect the low and high end of the range that our shareholders are being asked to approve, the following table, which is provided for illustrative purposes only, sets forth approximate information regarding (i) the number of shares of Common Stock that would be authorized for issuance under our Charter, (ii) the number of shares of our Common Stock that would be issued and outstanding, (iii) the number of shares of our Common Stock that would be reserved for issuance pursuant to outstanding equity awards under our 2015 Plan and 2025 Plan, (iii) the number of shares of Common Stock reserved for issuance upon exercise of outstanding warrants, and (iv) the per share price of our Common Stock, based on the closing price of our Common Stock on September 14, 2026 ($1.11 per share), each giving effect to the Reverse Split without taking into account the treatment of fractional shares and based on securities outstanding as of September 14, 2026.

	Common Stock and Equivalents Outstanding	Common Stock and Equivalents Outstanding Assuming Certain Reverse Stock Split Ratios
	Prior to Reverse Split	Percent of Total Outstanding	1-for-2	1-for-20	1-for-40	1-for-50
Shares of common stock authorized for issuance	100,000,000		100,000,000	100,000,000	100,000,000	100,000,000
Common stock outstanding	7,015,350	56.6%	3,507,765	350,768	175,384	140,307
Common stock underlying warrants	5,012,756	40.4%	2,506,378	250,638	125,319	100,255
Common stock underlying options and RSUs	208,808	1.7%	104,404	10,440	5,220	4,176
Common stock available for future issuance under the 2015 Plan and 2025 Plan	155,819	1.3%	77,910	7,791	3,895	3,116
Total common stock and equivalents outstanding	12,392,733	100.0%	6,196,367	619,637	309,818	247,855
Common stock available for future issuance	87,607,267		93,803,633	99,380,363	99,690,182	99,752,145
Price per share, based on the closing price of our common stock on September 14, 2026 (1)	$1.11		$2.22	$22.20	$44.40	$55.50

(1)	Per-share prices are illustrative only and not predictions of future trading prices.

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If this Reverse Stock Split Proposal is approved and our Board elects to effect a Reverse Stock Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our Board. Accordingly, if a Reverse Stock Split is effected, the number of authorized shares of common stock available for issuance under our Articles of Incorporation will effectively be proportionally increased relative to the number of outstanding shares post-Reverse Stock Split.

Additionally, if this Reverse Stock Split Proposal is approved and our Board elects to effect a Reverse Stock Split, we would communicate to the public, prior to the effective date of the Reverse Stock Split, additional details regarding the Reverse Stock Split, including the specific ratio selected by our Board. If the Board does not implement a Reverse Stock Split within twelve months from the date that stockholder approval is obtained, if ever, the authority granted in this Reverse Stock Split Proposal to implement the Reverse Stock Split will automatically terminate.

After the effective date of a Reverse Stock Split, our common stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a unique number used to identify our common stock.

The increase in the number of shares of authorized but unissued and unreserved common stock will have an “anti-takeover effect” by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Articles of Incorporation. The increased number of available authorized but unissued shares of common stock as a result of a Reverse Stock Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of our Articles of Incorporation and amended and restated bylaws, as amended (“Bylaws”). Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Stock Split is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The effect of a Reverse Stock Split upon the market prices for our common stock cannot be accurately predicted, and the history of similar reverse stock split combinations for companies in like circumstances is varied. If a Reverse Stock Split is implemented, the post-split market price of our common stock may be less than the pre-Reverse Stok Split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares of our common stock outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following a Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

In addition, although we believe a Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure stockholders that, if implemented, our common stock will be more attractive to institutional and other long term investors or that the liquidity of our common stock will increase since there would be a reduced number of shares outstanding after the Reverse Stock Split.

Even if our stockholders approve the Reverse Stock Split Proposal and a Reverse Stock Split is effected, there can be no assurance that our common stock will not be delisted prior to the date that we are able to effect the Reverse Stock Split or that we will subsequently meet and continue to meet the listing requirements of Nasdaq or any other national exchange.

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Although a Reverse Stock Split will not, by itself, have any immediate dilutive effect on our stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of shares of common stock authorized for issuance under our Articles of Incorporation would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times, and for such purposes, as the Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of our common stock are issued in the future, such shares would be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Stock Split Proposal, and if our Board still believes that a Reverse Stock Split is in the best interests of the Company and our stockholders, our Board will determine the ratio of the Reverse Stock Split to be implemented and we will file the Articles of Amendment to our Articles of Incorporation with the Utah Division of Corporations. A Reverse Stock Split, if implemented, is expected to become effective at 5:00 p.m. Eastern Time on the effective date specified in the Articles of Amendment. As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected.

Beneficial Owners of Common Stock. Upon the implementation of a Reverse Stock Split, we intend to treat shares held by stockholders in street name (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock. Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, Equiniti Trust Company. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following a Reverse Stock Split.

Holders of Certificated Shares of Common Stock. As soon as practicable after filing the Articles of Amendment to our Articles of Incorporation effecting a Reverse Stock Split with the Utah Division of Corporations, we will notify our stockholders that a Reverse Stock Split has been implemented and stockholders will receive instructions for the exchange of their common stock certificates for new certificates representing the appropriate number of shares of common stock after a Reverse Stock Split. However, if permitted, the Company may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of common stock will, until so exchanged, be deemed for all corporate purposes after the filing date of the Articles of Amendment to evidence ownership of our common stock in the proportionately reduced number. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. You should submit them only after you receive instructions from us.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with a Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of a Reverse Stock Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Utah, or our Articles of Incorporation or Bylaws, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock.

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Accounting Consequences

The par value of our common stock will remain unchanged at $0.001 per share after a Reverse Stock Split. As a result, on the effective date of a Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to our common stock will be reduced proportionately from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. Per share amounts for prior periods will be restated to reflect a Reverse Stock Split. The Company does not anticipate that any other accounting consequences would arise as a result of a Reverse Stock Split.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a Reverse Stock Split to the Company and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who do not hold their shares of our common stock as capital assets within the meaning of Section 1221 of the Code, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as “qualified small business stock” under Section 1045 and/or 1202 of the Code, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a Reverse Stock Split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a Reverse Stock Split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that a Reverse Storck Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with a Reverse Stock Split. In addition, we do not expect a Reverse Stock Split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders. Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of a Reverse Stock Split, except stockholders whose fractional shares resulting from a Reverse Stock Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. A stockholder’s tax basis in the shares received as a result of the Reverse Stock Split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in a Reverse Stock Split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of a Reverse Stock Split.

Individual tax circumstances can vary, and stockholders should consult their own tax advisors regarding the tax effects to them, based on their particular circumstances, in particular stockholders whose fractional shares resulting from a Reverse Stock Split are rounded up to the nearest whole share and with respect to allocating tax basis and holding period among their post-Reverse Stock Split shares.

Vote Required

The affirmative (“FOR”) vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for Proposal No. 2, the Reverse Stock Split Proposal. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT

PROPOSAL

13

PROPOSAL NO. 3

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board of Directors believes that if the number of shares of our common stock outstanding and entitled to vote at the Special Meeting is insufficient to approve the Warrant Exercise Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Warrant Exercise Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Warrant Exercise Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the Special Meeting will vote against the Warrant Exercise Proposal, we could adjourn or postpone the Special Meeting without a vote on the Warrant Exercise Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Warrant Exercise Proposal.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal, except to the extent of their ownership of securities of the Company.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for Proposal No. 3. Broker non-votes and abstentions will not be counted as votes cast on the matters and will have no effect on the outcome of this Proposal No.3.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF

THE ADJOURNMENT PROPOSAL.

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STOCK OWNERSHIP

The following table sets forth certain information, as of September 1, 2026, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our common stock, (2) each of our directors, (3) each named executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the common stock is determined in accordance with the rules of the Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of September 1, 2026. Applicable percentage ownership in the following table is based on 7,010,298 shares of common stock, after the effects of the January 2026 reverse stock split, plus, for each individual, any securities that individual has the right to acquire within 60 days of September 1, 2026.

The information in the table below is based on information known to us or ascertained by us from public filings made by the stockholders. Except as otherwise indicated in the table below, addresses of the director, executive officers and named beneficial owners are in care of Co-Diagnostics, Inc., 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

	Number of Shares Beneficially Owned	Percentage of Class
Named Executive Officers and Directors
Dwight Egan (1)	31,226	*
Brian Brown	22,379	*
Richard Abbott	23,111	*
Edward Murphy (2)	12,752	*
Eugene Durenard	10,668	*
James Nelson (3)	12,336	*
Richard Serbin (4)	11,433	*
All Directors and Executive Officers as a Group (7 persons)	123,905	2.3%

* Represents beneficial ownership of less than 1%.

(1)	Includes exercisable options to acquire 3,334 shares of common stock.
(2)	Includes exercisable options to acquire 1,667 shares of common stock.
(3)	Includes exercisable options to acquire 1,667 shares of common stock.
(4)	Includes exercisable options to acquire 682 shares of common stock.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by sending an email to the Company’s Secretary. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a communication that we determine is primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about the Company.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Under rules adopted by the SEC, we are permitted to deliver a single copy of this notice and the proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family, unless we have received contrary instructions from one or more of the security holders. This process, called “householding,” allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy materials. If you are a beneficial owner of our shares and would prefer to receive separate copies of a proxy statement or annual report for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Beneficial owners of our shares sharing an address who are receiving multiple copies of the proxy materials and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc., Householding Department, in writing at 51 Mercedes Way, Edgewood, New York 11717; or by telephone: (866) 540-7095. If you participate in householding and wish to receive a separate copy of this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of our annual report and/or proxy statement in the future, please contact Broadridge Financial Solutions, Inc., Householding Department as indicated above.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

We also make available on or through our website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah
[*], 2026

16

Appendix A

Articles of Amendment

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

CO-DIAGNOSTICS, INC.

Entity Number: 8650065-0142

Pursuant to the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, the undersigned corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation:

1. Name of Corporation

The name of the corporation is Co-Diagnostics, Inc.

2. Date of Adoption

The date the following amendment was adopted is: [___________, 2026]

3. Amendment

The text of the amendment to the Articles of Incorporation is as follows:

Following the final paragraph of ARTICLE III – CAPITAL STOCK, the following paragraph shall be inserted:

“Upon the filing of these Articles of Amendment with the Utah Division of Corporations and Commercial Code (the “Division”), and without any further action by the shareholders of the Corporation, each [●] shares of the Corporation’s issued and outstanding Common Stock, par value $0.001 per share (“Common Stock”), shall automatically be combined and reclassified into one (1) share of fully paid and nonassessable Common Stock (the “Reverse Stock Split”).

No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional shares, each holder otherwise entitled to a fractional share shall receive one (1) whole share of Common Stock, such that all affected holders shall hold only whole shares after the Reverse Stock Split.

Each certificate or book-entry position representing shares of Common Stock immediately prior to the effectiveness of this amendment shall thereafter represent the number of whole shares of Common Stock to which the holder thereof is entitled after giving effect to the Reverse Stock Split.

The number of authorized shares of Common Stock and Preferred Stock, and the par value of such shares, shall not be affected by this amendment.”

4. Approval

The foregoing amendment was duly adopted in accordance with the provisions of Section 16-10a-1003 of the Utah Revised Business Corporation Act and the Bylaws of the Corporation by the shareholders of the Corporation on [___________, 2026], with the number of votes cast in favor of the amendment being sufficient for approval.

5. Delayed Effective Date (if applicable)

If not effective upon filing, the effective date of this Amendment shall be: [___________] (MM/DD/YYYY – not to exceed 90 days from filing).

6. Execution

Under penalties of perjury, the undersigned declares that these Articles of Amendment have been examined and are, to the best of his or her knowledge and belief, true, correct, and complete.

Executed as of [___________, 2026].

CO-DIAGNOSTICS, INC.
a Utah corporation

By:
Dwight H. Egan
President and Chief Executive Officer

State of Utah

Department of Commerce

Division of Corporations & Commercial Code

Articles of Amendment to Articles of Incorporation (Profit)